EXHIBIT 10.7

FIRST AMENDMENT TO PURCHASE ORDER FINANCING AGREEMENT

This FIRST AMENDMENT TO PURCHASE ORDER FINANCING AGREEMENT (this “Amendment”), dated as of October 25, 2007, is by and between Harbrew Imports, Ltd., (“Debtor”) and Capstone Capital Group I, LLC (“Secured Party”).

WITNESSETH:

WHEREAS, Debtor and Secured Party have entered a Purchase Order Financing Agreement (the “Agreement”), dated as of January 22, 2007 pursuant to which Secured Party has agreed to cause the issuance of Letters of Credit and make cash advances to Debtor in accordance the terms of the Agreement; and

WHEREAS, the parties wish to amend the Agreement as set forth below.

NOW, THEREFORE, for and in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Section 7.5 is hereby amended by deleting the text thereof and inserting the following in its place:

“The occurrence of a Change of Control of Debtor. For purposes of this Agreement, a “Change of Control” shall mean on or after the date hereof, any change in the composition of Debtor’s stockholders, as of the date hereof, which would result in any stockholder or group acquiring 10% or more of any class of the capital stock of the Debtor or that any person or entity (or group of persons or entities acting in concert) shall otherwise acquire, directly or indirectly, the power to elect a majority of the Board of Directors of the Debtor or otherwise direct the management or affairs of Debtor by obtaining proxies, entering into voting agreements or trusts, acquiring securities or otherwise.”

2.
Effect.  Except as specifically set forth herein, this Amendment does not limit, modify, amend, waive, grant any consent with respect to, or otherwise affect (a) any right, power or remedy of the Secured Party under the Agreement, (b) any provision of the Agreement, all of which shall remain in full force and effect and are hereby ratified and confirmed.  This Amendment does not entitle, or imply any consent or agreement to, any further or future modification of, amendment to, waiver of, or consent with respect to any provision of the Agreement.

3.
Counterparts; Facsimile Signatures.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original with the same effect as if all the signatures were on the same instrument.  Delivery of an executed counterpart of the signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.  Any party delivering an executed counterpart of the signature page to this Amendment by telecopier shall thereafter promptly deliver a manually executed counterpart of this Amendment, but the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

4.
Governing Law, Venue, and Waiver of Jury Trial.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AND IS SUBJECT TO THE PROVISIONS OF SECTION 11.7 AND 11.8 OF THE AGREEMENT, RELATING TO VENUE AND WAIVER OF JURY TRIAL, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE HEREBY INCORPORATED HEREIN IN FULL.

[Signatures are on the next page.]

IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

DEBTOR:

HARBREW IMPORTS, LTD.

By:	/s/ Richard DeCicco
Name: Richard DeCicco
Title: President

SECURED PARTY :

CAPSTONE CAPITAL GROUP I, LLC

By:	/s/ Joseph F. Ingrassia
Name: Joseph F. Ingrassia
Title: Managing Member

REAFFIRMATION OF GUARANTOR

The undersigned has executed a guaranty in favor of Capstone Capital Group I, LLC (“CCG”), with respect to the obligations of Harbrew Imports, Ltd., a New York corporation (“Debtor”), owing to CCG pursuant to that certain Purchase Order Financing Agreement dated as of January 22, 2007  (the “Agreement”), as amended by that certain First Amendment to Purchase Order Financing Agreement, dated as of even date herewith (as the same may be amended, restated, modified or supplemented from time to time hereafter, the “Amendment”), between Debtor and CCG.

In consideration of the foregoing, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby acknowledges notice of the Amendment, consents to the terms contained therein, and reaffirms and agrees that: (a) his obligations, guaranty, grants and/or subordinations, as the case may be, under the guaranty shall remain in full force and effect under the Agreement, as amended by the Amendment, as if made contemporaneously therewith; (b) that each reference in a guaranty by the undersigned to the Agreement shall mean and be a reference to the Agreement, as amended by the Amendment; (c) nothing in such guaranty obligates CCG to notify the undersigned of any changes in the financial accommodations made available to Debtor, or to seek reaffirmations of such guaranties; and (d) no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this Reaffirmation of Guarantor.  All capitalized terms used, but not otherwise defined herein, shall have the meanings given to them in the Agreement.

GUARANTOR:

Dated: October 25, 2007	/s/ Richard DeCicco
Richard DeCicco, individually
Address: 3379 Jason Court
Bellmore, NY 11710

4